Appgate Announces Comprehensive Recapitalization Process, Positioning Company for Long-Term Growth and Innovation Company to receive investment from Magnetar to fortify and expand business operations Miami, FL – May 6, 2024 - Appgate (OTCMKTS: APGT, “the Company”), the secure access company, today announced a comprehensive restructuring plan designed to enhance its financial position and drive sustainable growth and performance. Key aspects of this plan include deleveraging Appgate’s balance sheet to propel the Company toward profitability. As part of the restructuring process and in a strategic move to streamline operations and increase cost efficiencies, Appgate will transition to a privately held entity, withdrawing from public trading and deregistering with the Securities and Exchange Commission— a decision supported by the Company’s board of directors and creditors. Magnetar, a leading alternative investment firm with $13.4B1 in assets under management and a longstanding investor in Appgate, has committed to provide incremental investment to bolster Appgate’s balance sheet and strengthen its short- and long-term financial health. This support is part of a broader commitment from Magnetar and other investors to aid Appgate through the restructuring phase, which is ultimately aimed at helping the company emerge debt-free. The capitalization process will allow the company to enhance its offerings and growth prospects in the Universal Zero Trust Network Access (ZTNA) and Fraud Protection markets through further investment in product innovation as well as enhanced sales, marketing, and customer support capabilities. The restructuring will not impact current or future operations, customer commitments, or trade partnerships, which are expected to continue seamlessly. “Appgate secures and protects an organization's most valuable assets and applications. We are committed to providing secure access to business-critical systems and delivering substantial cost efficiencies at scale through purpose-built solutions,” said Leo Taddeo, CEO and President of Appgate. “This recapitalization and new funding will allow us to renew our focus on driving leading edge R&D, and reinvest in areas that drive growth, building upon the success of our foundational offerings while continuing to safeguard our customers’ business-critical systems and information.” He added, “As a private company, Appgate will be able to operate more effectively and efficiently, which we believe is in the best interest of the Company as well as its employees, shareholders and customers. We look forward to partnering with our capital providers to strengthen the Appgate platform in pursuit of our long-term strategy to drive continued innovation in cybersecurity.” 1 As of December 31, 2023.

“Across industries, we are seeing that traditional security measures struggle to keep pace in the evolving threat landscape, and there is an urgent demand for solutions that offer a dynamic, adaptive framework for modern security, compliance, and risk management requirements,” said David Snyderman, Managing Partner at Magnetar. “Appgate offers compelling cybersecurity products with cutting-edge technology to fit this need. Based on customer feedback, it’s clear that Appgate’s solutions deliver value to them, and that the leadership team understands what it takes to resolidify the business and grow it in the years ahead. We believe that Appgate will be more strongly positioned for the future as a private company and we look forward to working with the entire Appgate team as it embarks on its next phase of growth.” The restructuring will be executed through a prepackaged, consensual bankruptcy in which all of the Company’s existing creditors have either agreed to convert their debt into equity or forego the balance of their debt. Importantly, Appgate’s unsecured creditors will receive full payment in the ordinary course of Appgate’s business. To that end, Appgate has filed a voluntary petition for Chapter 11 protection under the United States Bankruptcy Code in the United States Bankruptcy Court for Delaware in order to efficiently manage the recapitalization transaction. Appgate expects the Company to emerge from Chapter 11 debt free. Appgate common stock will continue to trade on the OTC through the pendency of the Chapter 11 process. Common shares are expected to be canceled and receive no distribution as part of Appgate’s restructuring. Kirkland & Ellis LLP is serving as legal advisor and Portage Point Partners, LLC is serving as investment banker and financial advisor to Appgate. Willkie Farr & Gallagher LLP is serving as legal advisor and Uzzi & Lall and M3 Partners are serving as financial advisors to Magnetar. Cautionary Statements This press release contains certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Statements that do not relate strictly to historical or current facts are forward-looking and can be identified by the use of words such as “anticipate,” “estimate,” “could,” “would,” “should,” “will,” “may,” “forecast,” “approximate,” “expect,” “project,” “seek,” “predict,” “potential,” “intend,” “plan,” “believe,” the negatives of such terms and other words of similar meaning. Without limiting the generality of the foregoing, forward-looking statements contained in this press release include statements regarding Appgate and its industry relating to matters such as anticipated future performance and business prospects. The forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from projected results. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Appgate has based these forward-looking statements on current expectations and assumptions about future events, taking into account all information currently known by Appgate. While Appgate considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks and uncertainties, many of which are difficult to predict and beyond Appgate’s control. These risks and uncertainties include, but are not limited to those described under the section entitled “Risk Factors” in Appgate’s Form 10-K for the fiscal year ended December 31, 2022 filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2023, as updated by any subsequent filings which Appgate makes with the SEC. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Appgate will not and does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. About Appgate Appgate secures and protects an organization's most valuable assets and applications. Appgate is the market leader in Zero Trust Network Access (ZTNA) and online fraud protection. Appgate products include Appgate SDP for Universal ZTNA, as well as Appgate Digital Brand Protection and Appgate Adaptive Authentication for fraud prevention. Appgate services include threat advisory analysis, pen testing and ZTNA implementation. Appgate safeguards thousands of enterprises and government agencies worldwide. Learn more at appgate.com. Media Contacts appgate@zagcommunications.com media@magnetar.com